EXHIBIT 10.4(g)





                                   ASSIGNMENT

                  WHEREAS, I, Mark L. Witten, citizen of United States, residing in Tucson, Arizona; have invented certain new and useful improvements in "Treatment of Skin Diseases" for which an application for Letters Patent of the United States was filed on January 12, 2005, and accorded Serial No. 60/642,996 and
                  WHEREAS, ImmuneRegen BioSciences, Inc., a corporation duly organized under the laws of the State of Delaware having a place of business at 4021 N. 75th Street, Suite 201, Scottsdale, Arizona, is desirous of acquiring the entire right, title and interest in and to the aforesaid invention and in and to any Letters Patent of the United States or any foreign country which may be granted therefor;
                  NOW THEREFORE, for good and valuable consideration, I, Mark L. Witten, by these presents do sell, assign, and transfer unto ImmuneRegen BioSciences, Inc., its successors, legal representatives and assigns, our full right to the said invention as described in the said application, and our entire right, title and interest in and to any and all Letters Patent which may be granted therefor in the United States and its territorial possessions and in any and all foreign countries and in and to any and all divisions, reissues, continuations and extensions thereof;
                  AND I HEREBY authorize and request the Commissioner of Patents and Trademarks or any other proper officer or agency of any country to issue all said Letters Patent to said assignee;
                  AND I HEREBY warrant and covenant that we have full right to convey our entire interest herein assigned and that we have not executed and will not execute any instrument or assignment in conflict herewith;
                  AND I HEREBY agree to communicate to said assignee or its representatives any facts known to us respecting said invention, to execute all divisional, continuation, reissue and foreign applications, sign all lawful documents and make all rightful oaths relating to said invention, and to testify in any judicial or administrative proceeding and generally do everything possible to aid the said assignee to obtain and enforce said Letters Patent in the United States or any foreign country when requested so to do by said assignee.

                  IN WITNESS WHEREOF, we have hereunto set our hand and seal.

Date:                                      Inventor:
     ---------------------                          ----------------------------
                                                          Mark L. Witten